Capital Risk Management	12 Months Ended
Dec. 31, 2019
Capital Risk Management
Capital Risk Management

25. Capital Risk Management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern, to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximize shareholders value.

The Group monitors capital using a gearing ratio, which is total debt divided by total equity plus total debt. The gearing ratio is calculated as follows:

	As of
	December 31,
	2018	2019
Borrowings, current portion	520,550	255,422
Borrowings, non-current portion	2,307,909	2,891,973
Lease liabilities, current portion	6,675	9,363
Lease liabilities, non-current portion	199,424	195,567
Total debt	3,034,558	3,352,325
Total equity	1,983,122	1,649,853
Total debt and equity	5,017,680	5,002,178
Gearing ratio	60.48%	67.01%